Trade and Other Payables	12 Months Ended
Dec. 31, 2017
Trade and other payables [abstract]
Trade and Other Payables

9.	TRADE AND OTHER PAYABLES

	December 31	December 31
Falling due within the year	2017	2016
Trade [1]	$10,268	$1,260
Total	$10,268	$1,260

Non-current liabilities
Trade [1]	$6,650	$-
Total	$6,650	$-

Notes:

1.	Legal fees

As a result of the joint settlement with the EPA announced in May 2017, the Company’s legal counsel are due US$16,602 in additional legal fees of which US$15,867 is payable in three annual instalments of US5,289 and the balance of US$735 is payable within the year. The first annual instalment was paid in December 2017. The next two annual instalments of $6,650 (US$5,289) are payable in December 2018 and 2019 and have been included in current and non-current payables respectively. Of the balance of US$735, US$100 was paid in December 2017. The remaining balance of US$635 ($798) has been included in current payables.